                                                                  EXHIBIT 10.35


                      SECOND AMENDMENT TO CREDIT AGREEMENT


        This Amendment, dated as of October 21, 1998, is entered into by LTC PROPERTIES, INC., a Maryland corporation (the "BORROWER"), the financial institutions party hereto (the "LENDERS"), BANQUE NATIONALE DE PARIS, acting through its Los Angeles Branch, as Syndication Agent, and SANWA BANK CALIFORNIA, as Administrative Agent (the "AGENT").

                                    RECITALS

        A. The parties hereto have entered into a Credit Agreement dated, as of October 3, 1997, as amended by a First Amendment to Credit Agreement dated as of May 15, 1998 (said Credit Agreement, as so amended, herein called the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein, and the rules of interpretation set forth in Section 1.2 of the Credit Agreement are incorporated herein by reference.

        B. The Borrower, the Lenders and the Agent wish to amend the Credit Agreement to, among other things, revise certain of the covenants contained therein. Accordingly, the Borrower, the Lenders and the Agent hereby agree as set forth below.

        SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. Effective as of the date first set forth above and subject to satisfaction of the conditions precedent set forth in Section 2, the Credit Agreement is hereby amended as set forth below.

                  (a) The definition of "Acquisition" in Section 1.1 of the Credit Agreement is amended in full to read as follows:

                  "'Acquisition' means each transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Borrower or any of its Subsidiaries (i) acquires any ongoing business or all or substantially all of the assets of any Person or division thereof, whether through the purchase of assets, by merger or otherwise, or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percent-


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         age of voting power) of the outstanding equity interests of a partnership or other Person."

                  (b) Section 8.5 of the Credit Agreement is amended by (i) deleting the word "acquisition" wherever it appears in such section and substituting the word "Acquisition" and (ii) amending subsection (i) of such section by adding "(or the assets to be acquired)" between the words "acquired" and "are."

                  (c) The portion of Section 8.10 of the Credit Agreement preceding subsection (i) of such section is amended by (i) adding ", and will not permit any Subsidiary to, have or" between the words "not" and "purchase" and (ii) adding "have or" between the words "or" and "make."

                  (d) Section 8.10(vii) of the Credit Agreement is amended in full to read as follows:

                  "(vii) subsequent to the Closing Date, the sum of (a) loans, advances to and investments in any Person or asset other than those loans, advances and investments already permitted in Section 8.10 and those Acquisitions already permitted in Section 8.5, (b) investments in stock, now owned or hereafter acquired, of publicly-traded companies (but not more than 10% of the stock of any single company), plus (c) loans or advances to limited partners (of partnerships of which the general partner is a Subsidiary of the Borrower) and limited partnerships (of which the general partner is a Subsidiary of the Borrower) for the purposes of funding the limited partners' tax obligations resulting from the sale of limited partnership facilities and paying previously agreed-upon Distributions to such limited partners, shall not exceed in aggregate principal amount at any time outstanding $20,000,000; and none of such investments, loans or advances shall be in any Person engaged in any educational related line of business."

                  (e) Section 8.10 of the Credit Agreement is amended by deleting the word "and" at the end of subsection (xiii), deleting the period at the end of subsection (xiv) and substituting "; and" therefor, and adding a new subsection (xv) after subsection (xiv), to read as follows:

                  "(xv) any purchase of a fee interest in real property used primarily for education-related purposes, any loan secured by a mortgage, deed of trust or other instrument creating a first mortgage lien on a fee interest in real property used primarily for education-related purposes and any Investment in a Person engaged primarily in education-related business, provided that (1) such purchases and loans shall not exceed an

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         aggregate of $20,000,000 in respect of a single property and (2) the aggregate amount of all such purchases, loans and Investments shall not exceed $75,000,000."

                  (f) Section 8.12(i) of the Credit Agreement is amended in full to read as follows:

                  "(i) The Borrower shall not, and shall not permit any Subsidiary to, invest in or acquire any Owned Property or Mortgage Loan where a single Operator (excluding Affiliates) operates or leases more than 15% of the Total Investments of the Borrower and its Subsidiaries, except that the Borrower and its Subsidiaries may invest up to 45% of the Borrower's and its Subsidiaries' Total Investments in Sun Healthcare, Inc. and Assisted Living Concepts, Inc., provided that the maximum concentration to either of such Operators shall not exceed 25% of the Borrower's and its Subsidiaries' Total Investments."

                  (g) Article 7 of the Credit Agreement is amended by adding a new Section 7.14 at the end thereof, to read as follows:

                  "7.14 YEAR 2000 COMPLIANCE. The Borrower shall, and shall cause each Subsidiary to, perform all acts reasonably necessary to ensure that the Borrower and its Subsidiaries become Year 2000 Compliant in a timely manner. Such acts shall include performing a review and assessment of all of the Borrower's and its Subsidiaries material systems and adopting a plan with a budget for the remediation and testing of such systems. For the purposes hereof, "Year 2000 Compliant" shall mean that all software, hardware, firmware, equipment, goods or systems utilized by and material to the business operations or financial condition of the Borrower or any Subsidiary will properly perform date-sensitive functions before, during and after the year 2000. The Borrower shall, and shall cause each Subsidiary to, use efforts to remain informed as to whether its major customers, suppliers and vendors are Year 2000 Compliant. The Borrower shall, upon the Agent's reasonable request, provide the Agent with such certifications or other evidence of the Borrower's and its Subsidiaries' compliance with the terms hereof as the Agent may from time to time require."

         SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date first set forth above when the Agent has received all of the following documents, each dated on or before the date hereof, in form and substance satisfactory to the Agent and in the number of originals requested by the Agent:


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                  (a) this Amendment, duly executed by the Borrower and the
Lenders;

                  (b) a consent to this Amendment, duly executed by the Guarantors; and

                  (c) such other approvals, opinions, evidence and documents as the Agent may reasonably request.

         SECTION 3. REPRESENTATIONS AND WARRANTIES OF BORROWER. The Borrower represents and warrants to the Lenders as set forth below.

                  (a) The execution, delivery and performance by the Borrower of this Amendment and the Loan Documents, as amended hereby, to which it is or is to be a party are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the Borrower's charter documents or bylaws, (ii) contravene any Governmental Rule or contractual restriction binding on or affecting the Borrower or (iii) result in or require the creation or imposition of any Lien or preferential arrangement of any nature (other than any created by the Loan Documents) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower.

                  (b) No Governmental Approval is required for the due execution, delivery or performance by the Borrower of this Amendment or any of the Loan Documents, as amended hereby, to which the Borrower is or is to be a party.

                  (c) This Amendment and each of the Loan Documents, as amended hereby, to which the Borrower is a party constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights generally.

                  (d) There have been no amendments or other changes to the charter documents, bylaws or incumbency certificate of the Borrower from the forms thereof delivered to the Lenders in October of 1997. The representations and warranties contained in the Loan Documents are true in all material respects as though made on and as of the effective date of this Amendment. No event has occurred and is continuing, or would result from the effectiveness of this Amendment, that constitutes a Default.

         SECTION 4. REFERENCE TO AND EFFECT ON LOAN DOCUMENTS.

                  (a) On and after the effective date of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or any other expression of like


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import referring to the Credit Agreement, and each reference in the other Loan
Documents to "the Credit Agreement," "thereunder," "thereof," "therein" or any other expression of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                  (b) Except as specifically amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents.

         SECTION 5. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder.

         SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

         SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF CALIFORNIA.

                               LTC PROPERTIES, INC.

                               By:    /s/ Darrell D. Struck
                                      -------------------------
                               Name:  Darrell D. Struck
                                      -------------------------
                               Title: VP & Treasurer
                                      -------------------------

                               SANWA BANK CALIFORNIA,
                               as Administrative Agent and Lender

                               By:    /s/ Dirk A. Price
                                      -------------------------
                               Name:  Dirk A. Price
                                      -------------------------
                               Title: Vice President
                                      -------------------------


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                               BANQUE NATIONALE DE PARIS,
                               Los Angeles Branch,
                               as Syndication Agent and Lender


                               By:    /s/ Clive Bettles
                                      -------------------------
                               Name:  Clive Bettles
                                      -------------------------
                               Title: Senior Vice President & Manager
                                      -------------------------

                               By:    /s/ Debbie Gohh
                                      -------------------------
                               Name:  Debbie Gohh
                                      -------------------------
                               Title: Vice President
                                      -------------------------

                               BANK OF MONTREAL


                               By:    /s/ Kanu Modi
                                      -------------------------
                               Name:  Kanu Modi
                                      -------------------------
                               Title: Director
                                      -------------------------

                               KEY CORPORATE CAPITAL INC.


                               By:    /s/ John E. Boulder
                                      -------------------------
                               Name:  John E. Boulder
                                      -------------------------
                               Title: Vice President
                                      -------------------------

                               WELLS FARGO BANK, N.A.


                               By:
                                      -------------------------
                               Name:
                                      -------------------------
                               Title:
                                      -------------------------

                               NATIONSBANK, N.A.


                               By:    /s/ Brad W. DeSpain
                                      -------------------------
                               Name:  Brad W. DeSpain
                                      -------------------------
                               Title: Senior Vice President
                                      -------------------------

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                               BANK HAPOALIM B.M.


                               By:    /s/ Paul Watson
                                      -------------------------
                               Name:  Paul Watson
                                      -------------------------
                               Title: Vice President
                                      -------------------------

                               By:    /s/ John A. Rice
                                      -------------------------
                               Name:  John A. Rice
                                      -------------------------
                               Title: Vice President and Senior Lending
                                        Officer
                                      -------------------------

                               BHF-BANK AKTIENGESELLSCHAFT


                               By:
                                      -------------------------
                               Name
                                      -------------------------
                               Title:
                                      -------------------------

                               By:
                                      -------------------------
                               Name:
                                      -------------------------
                               Title :
                                      -------------------------

                               BANK LEUMI TRUST COMPANY OF NEW YORK


                               By:    /s/ Gloria Bucher
                                      -------------------------
                               Name:  Gloria Bucher
                                      -------------------------
                               Title: First Vice President
                                      -------------------------

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